UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)of the Securities Exchange Act of 1934

☒	Filed by the Registrant

☐	Filed by a Party other than the Registrant

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

UNITED HEALTH PRODUCTS, INC.
(Name of Registrant as Specified In Its Charter)

_____________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

United Health Products, Inc.

10624 S. Eastern Avenue, Ste. A209

Henderson, NV 89052

Telephone: (877) 358-3444

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To Be Held on August 7, 2015

Dear Shareholder:

You are cordially invited to attend the Special Meeting of Shareholders (the “Special Meeting”) of United Health Products, Inc. (the “Company”) on August 7, 2015, at 11:00 A.M. (Eastern Standard Time) at 1400 Old Country Road, Lower Level Conference Room, Westbury, NY 11590 for the following purpose:

1.

To approve an amendment of the Company’s articles of incorporation to increase the number of authorized shares of common stock to 300,000,000 and to cancel the authorization of its existing 5,000,000 shares of Preferred Stock.

This item of business is more fully described in the proxy statement accompanying this Notice.

The record date for the Special Meeting is July 2, 2015. Only shareholders of record at the close of business on that date are entitled to vote at the meeting or any adjournment thereof, or by proxy.

By Order of the Board of Directors,

Sincerely,

By:	/s/ Douglas Beplate
Douglas Beplate
Chief Operating Officer

Henderson, Nevada

July 6, 2015

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You are cordially invited to attend the meeting in person. Whether or not you expect to attend the meeting, please vote your shares. You may submit your proxy card or voting instruction card by completing, signing, dating and mailing your proxy card or voting instruction card in the envelope provided or vote by facsimile or email as instructed in the proxy statement. Any shareholder attending the meeting may vote in person, even if you already returned a proxy card or voting instruction card and intend to change your original vote. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain a legal proxy issued in your name from that record holder.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON AUGUST 7, 2015:

The Proxy Statement is available at http://americanregistrar.net/PDF/UEEC.pdf

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UNITED HEALTH PRODUCTS, INC.
10624 S. Eastern Ave., Ste. A209

Henderson, NV 89052

Telephone: (877) 358-3444

PROXY STATEMENT FOR THE SPECIAL MEETING OF SHAREHOLDERSTO BE HELD ON AUGUST 7, 2015

QUESTIONS AND ANSWERS ABOUT THIS PROXY MATERIAL AND VOTING

Why am I receiving these materials?

We have sent you this proxy statement and the enclosed proxy card because the Board of Directors (the “Board”) of United Health Products, Inc. (the “Company”) is soliciting your proxy to vote at the Special Meeting of Shareholders (the “Special Meeting”) to be held on August 7, 2015 located at 1400 Old Country Road, Lower Level Conference Room, Westbury, NY 11590 (Tel: 516-487-1431) at 11:00 A.M. (Eastern Daylight Time), including any adjournments or postponements of the Special Meeting. You are invited to attend the Special Meeting to vote on the proposal described in this proxy statement. However, you do not need to attend the meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card in the enclosed envelope, or follow the instructions below to submit your proxy by facsimile or email.

The Company intends to mail this proxy statement and accompanying proxy card on or about July 7, 2015, to all shareholders of record entitled to vote at the Special Meeting.

Who can vote at the Special Meeting?

Only shareholders of record at the close of business on July 2, 2015, will be entitled to vote at the Special Meeting. On the record date, there were 140,844,181 shares of common stock of the Company issued and outstanding and entitled to vote.

Shareholder of Record: Shares Registered in Your Name

If on July 2, 2015, your shares were registered directly in your name with the Company’s transfer agent, American Registrar & Transfer Co., 342 East 900 South, Salt Lake City, UT 84111, phone no. 801-363-9065, then you are a shareholder of record. As a shareholder of record, you may vote in person at the meeting or vote by proxy. Whether or not you plan to attend the meeting, we urge you to vote your shares by completing, signing, dating and mailing your proxy card in the envelope provided or vote by proxy via facsimile or email as instructed below to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on July 2, 2015, your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the shareholder of record for purposes of voting at the Special Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You are also invited to attend the Special Meeting. However, since you are not the shareholder of record, you may not vote your shares in person at the meeting unless you request and obtain a valid legal proxy from your broker or other agent.

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What am I voting on?

There is one (1) matter scheduled for a vote:

1. To approve an amendment of the Company’s articles of incorporation to increase the number of authorized shares of common stock from 150,000,000 to 300,000,000 shares, $.001 par value, and to cancel the authorization of its existing 5,000,000 shares of Preferred Stock.

How do I vote?

For the matter presented, you may either vote “For” or “Against” or abstain from voting. The procedures for voting are as follows:

Shareholder of Record: Shares Registered in Your Name

If you are a shareholder of record, you may vote in person at the Special Meeting, vote by proxy using the enclosed proxy card, vote by proxy via facsimile or email. Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the meeting and vote in person even if you have already voted by proxy.

•	To vote in person, come to the Special Meeting, and we will give you a ballot when you arrive.

•

To vote using the proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the Special Meeting, we will vote your shares as you direct.

•

To vote by facsimile, complete, sign and date the enclosed proxy card and fax it to (801) 363-9066. Your vote must be received on or before 5:30 PM Eastern Daylight Time on August 6, 2015, to be sure your vote is counted.

•

To vote by email, complete, sign and date the enclosed proxy card and scan and email it to general@americanregistrar.net. Your vote must be received by 5:30 PM Eastern Daylight Time on August 6, 2015, to be sure your vote is counted.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should receive a proxy card and voting instructions with these proxy materials from that organization rather than from us. Simply complete and mail the proxy card to ensure that your vote is submitted to your broker or bank. Alternatively, you may vote over the Internet as instructed by your broker or bank. To vote in person at the Special Meeting, you must obtain a valid legal proxy from your broker, bank, or other agent. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy form.

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How many votes do I have?

You have one vote for each share of common stock you own as of July 2, 2015.

What if I return a proxy card but do not make specific choices?

If you return a signed and dated proxy card without marking any voting selections, your shares will be voted “For” the approval of the amendment to the articles of incorporation.

Who is paying for this proxy solicitation?

The Company will pay for the entire cost of soliciting proxies, although the Company does not presently intend to hire a proxy solicitor. In addition to these mailed proxy materials, our directors and employees may also solicit proxies in person, by telephone, email or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

What does it mean if I receive more than one proxy card?

If you receive more than one proxy card, your shares are registered in more than one name or are registered in different accounts. Please complete, sign and return each proxy card to ensure that all of your shares are voted.

Are proxy materials available on the Internet?

This proxy statement is available at http://americanregistrar.net/PDF/UEEC.pdf.

Can I change my vote after submitting my proxy?

Yes. You can revoke your proxy at any time before the final vote at the Special Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of three ways:

•	You may submit another properly completed proxy card with a later date.

•

You may send a timely written notice that you are revoking your proxy to our attorney, Morse & Morse, PLLC at 1400 Old Country Road, Suite 302, Westbury, NY 11590, Attention: Steven Morse, Esq., which withdrawal notice must be received by Mr. Morse on or before 5:30 P.M. Eastern Daylight Time on August 6, 2015.

•	You may attend the Special Meeting to vote in person. Attending the meeting will not, by itself, revoke your proxy.

If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.

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How are votes counted?

Votes will be counted by the inspector of election appointed for the meeting, who will separately count “For” and “Withhold” and “Against” votes, abstentions and broker non-votes. Abstentions will be counted towards the vote total for each proposal, and will have the same effect as “Against” votes with respect to Proposal No. 1. Broker non-votes will not be counted towards the vote total for Proposal No. 1 and broker non-votes have the same effect as “Against” votes with respect to Proposal No. 1.

What are “broker non-votes”?

Broker non-votes occur when a beneficial owner of shares held in “street name” does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed “non-routine.” Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker or nominee holding the shares. If the beneficial owner does not provide voting instructions, the broker or nominee can still vote the shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. The amendment to the Articles of Incorporation to authorize shares of Common Stock (Proposal 1) is considered to be a routine matter under the NYSE rules and your broker will be able to vote on this proposal if it does not receive instructions from you, so long as it holds your shares in its name.

How many votes are needed to approve the proposal?

For the matter to be approved, the matter must receive a “For” vote from the majority of shares outstanding. If you “Abstain” from voting, it will have the same effect as an “Against” vote.

What is the quorum requirement?

A quorum of shareholders is necessary to hold a valid meeting. A quorum will be present if shareholders holding at least a majority of the outstanding shares are present at the meeting in person or represented by proxy. On the record date, there were 140,844,181 shares outstanding and entitled to vote. Thus, the holders of a majority of said 140,844,181 shares must be present in person or represented by proxy at the meeting to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the holders of a majority of shares present at the meeting in person or represented by proxy, or the chairman of the meeting, may adjourn the meeting to another date.

How can I find out the results of the voting at the Special Meeting?

Preliminary voting results will be announced at the Special Meeting. Final voting results will be published in a Current Report on Form 8-K, which we will file within four business days after the meeting.

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PROPOSAL 1

AMENDMENT TO ARTICLES OF INCORPORATION TO AUTHORIZE ADDITIONAL SHARES OF COMMON STOCK

Introduction

Our Articles of Incorporation currently authorizes the issuance of 150,000,000 shares of common stock, par value $.001 per share, and 5,000,000 shares of Preferred Stock, par value $.001 per share.

Description of the Amendment

Our Board of Directors approved an amendment to Article FIFTH of our Articles of Incorporation, subject to shareholder approval (in the form appended hereto as Appendix I) to increase the number of shares of common stock authorized for issuance under the Articles of Incorporation from 150,000,000 to 300,000,000 shares and to eliminate from the Company’s Articles of Incorporation 5,000,000 shares of preferred stock that are currently authorized but not outstanding. The proposed amendment is as follows:

Resolutions Amending Articles of Incorporation

RESOLVED, that the Corporation is hereby authorized to amend Article FIFTH of the Corporation’s Articles of Incorporation by deleting such Article FIFTH in full and replacing it with the following:

“ARTICLE FIFTH

Authorized Shares:

The total number of shares of Common Stock which this corporation shall have authority to issue is three hundred million (300,000,000), having a par value of $.001 per share.”

FURTHER RESOLVED, that the appropriate executive officers of the Corporation are hereby authorized and directed to (i) execute Articles of Amendment attesting to the adoption of the foregoing resolution adopting the amendment, (ii) cause such Articles of Amendment to be filed in the office of the Secretary of State for the State of Nevada, and (iii) pay any fees and take any other action necessary to effect the Articles of Amendment and the foregoing resolution.

The Company shall have the right to make any additional changes to the proposed amendment as required by the Nevada Secretary of State to complete the purpose of such filing.

If the Amendment to the Articles of Incorporation is approved by a majority of the voting capital stock, it will become effective upon its filing with the Nevada Secretary of State of the State. The Company expects to file the Amendment to the Articles of Incorporation with the Nevada Secretary of State promptly after its approval by shareholders.

Purpose of the Amendment

We currently have 140,844,181 shares of common stock outstanding. Our 2013 Stock Option Plan, which has 15 million shares authorized, has 9 million shares available to be issued under said Plan. We have a need to have shares of common stock available for future purposes, which include, without limitation, acquisitions, retaining key personnel, additional financings and other strategic purposes. Thus, we need to increase the shares of common stock authorized by our Articles of Incorporation.

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Other Potential Effects of the Amendment

Upon filing the Amendment to our Articles of Incorporation, the Board may cause the issuance of shares of common stock without further vote of our shareholders, except as provided under applicable Nevada law or any national securities exchange on which securities are then listed or traded. In addition, if the Board of Directors elects to issue shares of common stock, such issuance could have a dilutive effect on the earnings per share, voting power and holdings of current shareholders. The Board of Directors of the Company has elected to cancel from the Articles of Incorporation, the authorized 5,000,000 shares of Preferred Stock, which may be issued in series by the Board of Directors. Management believes that the availability of Preferred Stock, which may be issued in series at the discretion of the Board, is more of a detriment than an advantage to us. Currently, there are no outstanding shares of Preferred Stock.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE AMENDMENT TO OUR ARTICLES OF INCORPORATION TO INCREASE THE AUTHORIZATION SHARES OF COMMON STOCK FROM 150,000,000 SHARES TO 300,000,000 SHARES AND THE CANCELATION OF OUR 5,000,000 SHARES OF PREFERRED STOCK FROM OUR AUTHORIZED CAPITAL STOCK.

 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

As of July 2, 2015, the Record Date, the Company had outstanding 140,844,181 shares of Common Stock. The only persons of record who presently hold or are known to own (or believed by the Company to own) beneficially more than 5% of the outstanding shares of such class of stock is listed below. The following table also sets forth certain information as to holdings of the Company's Common Stock of all officers and directors individually, and all officers and directors as a group.

Name and Address of Beneficial Owner (1)	Number of Common Shares	Percentage
Officers and Directors:
Dr. John Capotorto	100,000	*
Nate Knight	738,880	*
Douglas K. Beplate (2)	21,125,000	15
Robert Denser	600,000	*
All directors and officers as a group (four persons)	22,563,880	16

________________

* Represents less than 1%

(1)

Beneficial ownership is determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended, and is generally determined by voting powers and/or investment powers with respect to securities. Unless otherwise noted, all of such shares of common stock listed above are owned of record by each individual named as beneficial owner and such individual has sole voting and dispositive power with respect to the shares of common stock owned by each of them. Such person or entity’s percentage of ownership is determined by assuming that any options or convertible securities held by such person or entity, which are exercisable within sixty (60) days from the date hereof, have been exercised or converted as the case may be, but not for the purposes of determining the number of outstanding shares held by any other named beneficial owner. All addresses are c/o United Health Products, Inc., 10624 S. Eastern Ave., Ste. A209, Henderson, NV 89052.

(2)	Includes 500,000 shares owned by his wife.

OTHER MATTERS

As of the date of this Proxy Statement, management does not intend to present any other items of business other than the proposal described above.

By Order of the Board of Directors

Douglas Beplate

Chief Operating Officer

Henderson, Nevada

July 6, 2015

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APPENDIX I

FORM OF CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF INCORPORATION

OF

UNITED HEALTH PRODUCTS, INC.

ROSS MILLER

Secretary of State

204 North Carson Street, Ste 1

Carson City, Nevada 89701-4520

(775) 684-5708

Website: www.nvsos.gov

Certificate of Amendment

Pursuant to NRS 78.385 and 78.390

Certificate of Amendment to Articles of Incorporation

For Nevada Profit Corporations

(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1.	Name of Corporation: United Health Products, Inc.

2.	The articles have been amended as follows: (provide article numbers, if available)

Article FIFTH. The total number of shares of Common Stock which this corporation shall have authority to issue is three hundred million (300,000,000), having a par value of $.001 per share.

3.

The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: __________________

4.	Effective date of filing: (optional) Date: ______________ Time: ________________
(must not be later than 90 days after the certificate is filed)

5.	Signature: (required)

By:
Douglas Beplate, President

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote. In addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees	Nevada Secretary of State Amend Profit-After

Revised 8-31-11

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UNITED HEALTH PRODUCTS, INC.

SPECIAL MEETING OF SHAREHOLDERS

August 7, 2015

11:00 A.M. (Eastern Daylight Time)

Meeting Location:

1400 Old Country Round

Lower Level Conference Room

Westbury, NY 11590

(Tel: 516-487-1431)

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON August 7, 2015.

The Notice of Meeting and Proxy Statement of United Health Products, Inc. are available at http://americanregistrar.net/PDF/UEEC.pdf.

United Health Products, Inc.

10624 S. Eastern Ave., Ste. A209

Henderson, NV 89052

PROXY

This proxy is solicited by the Board of Directors for use at the Special Meeting on August 7, 2015.

The shares of common stock you hold in your account will be voted as you specify on the reverse side.

If no choice is specified, the proxy will be voted “FOR” Item 1.

The undersigned shareholder of record in certificate form on the close of business on July 2, 2015, the Record Date, hereby appoints DOUGLAS BEPLATE AND STEVEN MORSE, ESQ., and each of them individually, with full power of substitution, as Proxies to represent and vote, as designated below, all shares of common stock of United Health Products, Inc. (the “Company”) registered in the name of the undersigned at the Special Meeting of Shareholders of the Company to be held at 1400 Old Country Road, Lower Level Conference Room, Westbury, NY 11590 at 11:00 A.M. (Eastern Daylight Time) on August 7, 2015 and at any adjournment or postponement thereof, and the undersigned hereby revokes all proxies previously given with respect to the meeting.

See reverse for voting instructions

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VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we’ve provided.

↑ Please detach here ↑

The Board of Directors Recommends a Vote FOR Item 1.

1.

To approve an amendment of the Company’s articles of incorporation to increase the number of authorized shares of common stock to 300,000,000, $.001 par value and to cancel from our authorized capital stock 5,000,000 shares of Preferred Stock, $.001 par value.

	☐ FOR	☐ AGAINST	☐ ABSTAIN

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR PROPOSAL NO. 1.

Address Change? Mark Box ☐ Indicate changes below:	Date __________________________, 2015

(signature)

(signature)

PLEASE DATE AND SIGN ABOVE exactly as name appears at the left indicating, where appropriate, official position or representative capacity. For stock held in joint tenancy, each joint tenant should sign.

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